UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 3, 2006

Carter’s, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31829	13-3912933
(States or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Proscenium,
1170 Peachtree Street NE, Suite 900
Atlanta, Georgia 30309
(Address of principal executive offices, including zip code)

(404) 745-2700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

                On May 3, 2006, Berkshire Partners LLC (“Berkshire”), a private equity firm whose investment funds (the “Berkshire Funds”) own approximately 12.5% of the common stock of Carter’s, Inc. (the “Company”), issued a press release announcing a distribution of all of the approximately 3.6 million shares of Company stock held by the Berkshire Funds to both the general partner and limited partners of the Berkshire Funds. A copy of this press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1	Press Release issued by Berkshire on May 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER’S, INC.

May 3, 2006	By:	/s/ MICHAEL D. CASEY

	Name:	Michael D. Casey
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished with this report:

99.1	Press Release issued by Berkshire on May 3, 2006.